SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         COMMISSION FILE NO.: 001-11115



                        Date of Report: November 27, 2006


                              GS CARBON CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                           20-5996486
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(State of other jurisdiction of                                  (IRS Employer
incorporation or organization                                Identification No.)

One Penn Plaza, Suite 1612 New York, NY                                10119
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(Address of principal executive offices)                            (Zip Code)


                                 (212) 994-5374
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               (Registrant's telephone number including area code)

                                DIRECTVIEW, INC.
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                   (Former name, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events

     Effective on November 27, 2006, DirectView, Inc., a Nevada corporation, reincorporated in the State of Delaware by merging with and into GS Carbon Corporation, a Delaware corporation which was a wholly owned subsidiary of DirectView. As a result of the merger, GS Carbon Corporation is the surviving corporation; the name of the surviving corporation is GS Carbon Corporation; and the Certificate of Incorporation and Bylaws of GS Carbon Corporation are the Certificate of Incorporation and Bylaws of the surviving corporation.

     The Merger Agreement provided that each two hundred and fifty (250) shares of common stock, $.0001 par value, of DirectView outstanding prior to the merger would be converted into one (1) share of common stock, $.0001 par value, of GS Carbon Corporation. Each share of preferred stock, $.001 par value, of each series of DirectView outstanding prior to the merger was converted into one share of preferred stock of the comparable series of GS Carbon Corporation. No other changes were effected with respect to the registrant or its capitalization.



Item 9.01         Financial Statements and Exhibits

Exhibits

3.1 Certificate of Incorporation of GS Carbon Corporation - filed as an Exhibit to the Company's Registration Statement on form 8-A filed on December 7, 2006, and incorporated herein by reference.

3.2 Bylaws of GS Carbon Corporation - filed as an Exhibit to the Company's Registration Statement on form 8-A filed on December 7, 2006, and incorporated herein by reference.

10.1 Agreement and Plan of Merger dated November 22, 2006.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  December 7, 2006                   GS CARBON CORPORATION

                                           By:  /s/ Kevin Kreisler
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                                                    Kevin Kreisler
                                                    Chief Executive Officer